Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Tranition Report on Form 10-Q of Capital City Energy Group, Inc. for the year ended October 31, 2007, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)
the Transition Report on Form 10-Q of Capital City Energy Group, Inc. for the period from November 31, 2007 to December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Transition Report on Form 10-Q for the period from November 31, 2007 to December 31, 2007, fairly presents in all material respects, the financial condition and results of operations of Capital City Energy Group, Inc..

By:	/s/ Timothy W. Crawford
Name:	Timothy W. Crawford
Title:	Principal Executive Officer

By:	/s/ David Beule
Name:	David Beule
Title:	Principal Financial Officer

Date:	May 5, 2008